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                  U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 8, 2001

                                  NESCO, Inc.
           (Exact name of Registrant as specified in its charter)

State of Oklahoma                   000-24470                    73-1296420
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(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
 of incorporation)                                           Identification No.)


                             12331 East 60th Street
                             Tulsa, Oklahoma  74l46
                             ----------------------
               (Address of principal executive offices) (Zip Code)



                                  (918) 250-2227
                                  --------------
               (Registrant's telephone number, including area code)

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ITEM 5.  OTHER INFORMATION -

    On May 8, 2001, Company management received notice that David Hopkins and seven other employees of Hopkins Appraisal Services, Inc. employees resigned effective at the close of business on May 7, 2001. Mr. Hopkins has opened a competing appraisal firm and has employed the former Hopkins Appraisal employees. Company management is consulting with its legal counsel to determine a course of action.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS -

(c) Exhibits

    Exhibit No.   Description
    -----------   -----------
    99            Press Release issued by the Company on May 11, 2001 announcing resignation of Hopkins Appraisal Services, Inc. employees.


                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused his report to be signed on its behalf by the duly authorized undersigned officer of the Registrant.

                                       NESCO, Inc.
                                       (Registrant)

Date:  May 11, 2001
                                       By:
                                           -------------------------------------
                                       Larry G. Johnson, Vice President
                                       & Secretary-Treasurer (Authorized Officer
                                       and Principal Financial Officer)

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